UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 27, 2011 (December 20, 2011)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2011 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), was held on December 20, 2011 (the “Annual Meeting”). On December 27, 2011, IVS Associates, Inc., the independent inspector of elections for the Annual Meeting (“IVS”), delivered its certification of final voting results for the Annual Meeting to the Company. The voting results show that a total of 18,952,105 shares of the Company’s common stock, out of a total of 22,912,673 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies at the Annual Meeting, and that the results for each proposal presented to shareholders at the Annual Meeting are as set forth below:

1. Election to the Company’s Board of Directors of 11 out of the following 12 director nominees:

	For	Withheld
James W. Bradford	16,574,085	2,378,020*
Sandra B. Cochran	16,438,432	2,513,673*
Robert V. Dale	16,300,113	2,651,992*
Richard J. Dobkin	16,508,613	2,443,492*
Charles E. Jones, Jr.	12,012,578	233,077
B. F. “Jack” Lowery	15,284,997	3,667,108*
William W. McCarten	16,579,159	2,372,946*
Martha M. Mitchell	16,318,414	2,633,691*
Coleman H. Peterson	16,564,240	2,387,865*
Andrea M. Weiss	16,485,602	2,466,503*
Michael A. Woodhouse	16,330,538	2,621,567*
Sardar Biglari	6,646,692	59,758

*	The Company’s proxy solicitor, MacKenzie Partners, Inc. (“MacKenzie”), has informed the Company that MacKenzie determined that Biglari Holdings Inc. and its affiliates withheld 2,284,164 votes for each of Messrs. Bradford, Dale, Dobkin, Lowery, McCarten, Peterson and Woodhouse and Mses. Cochran, Mitchell and Weiss.

The following 11 directors were elected at the Annual Meeting: James W. Bradford, Sandra B. Cochran, Robert V. Dale, Richard J. Dobkin, Charles E. Jones, Jr., B.F. “Jack” Lowery, William W. McCarten, Martha
M. Mitchell, Coleman H. Peterson, Andrea M. Weiss and Michael A. Woodhouse. In addition, IVS has advised the Company that there were zero broker non-votes for proposal 1.

2. Approval of the Company’s shareholder rights plan:

For	Against	Abstentions
5,312,103	13,585,495	54,507

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 2.

3. Adoption of a non-binding advisory resolution on the Company’s executive compensation as described in the Company’s 2011 proxy statement (“say-on-pay”):

For	Against	Abstentions
12,831,173	5,828,137	292,795

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 3.

4. Adoption of a non-binding advisory recommendation on the frequency with which the Company conducts future say-on-pay votes:

1 Year	2 Years	3 Years	Abstentions
16,123,575	209,551	2,533,509	85,470

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 4.

5. Approval of the Agreement and Plan of Merger of the Company with and into its wholly owned subsidiary, CBOCS, Inc.:

For	Against	Abstentions
18,733,886	107,108	111,111

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 5.

6. Ratification of the selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2012:

For	Against	Abstentions
18,662,175	229,702	60,228

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 6.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2011	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President and Chief Financial Officer